EXHIBIT 10.12A

INCREMENTAL ASSUMPTION AGREEMENT

     This Incremental Assumption Agreement dated as of May 10, 2004 (“Agreement”) is by and among Oil States International, Inc., a Delaware corporation (the “U.S. Borrower”), Wells Fargo Bank, National Association and each of the other lenders listed as an “Increasing Lender” on the signature pages hereto (each an “Increasing Lender” and collectively, the “Increasing Lenders”) and Wells Fargo Bank, National Association, as successor-by-merger to Wells Fargo Bank Texas, National Association, as Administrative Agent for the Lenders under the Credit Agreement described below (the “Administrative Agent”).

A.	Reference is made to the Credit Agreement dated as of October 30, 2003 (as amended, supplemented or otherwise modified on or before the date hereof, “Credit Agreement”) among the U.S. Borrower, PTI Group Inc., a corporation amalgamated under the laws of the province of Alberta (the “Canadian Borrower, and, together with the U.S. Borrower, the “Borrowers”), the Lenders, the Administrative Agent and The Bank of Nova Scotia, as administrative agent for the Canadian Lenders (the “Canadian Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

B.	Pursuant to Section 2.23 of the Credit Agreement, the U.S. Borrower has the right, subject to the terms and conditions thereof, to increase the Total Commitment by allowing one or more Lenders to increase their Commitments so that such added Commitments shall equal the increase in Total Commitment requested by the U.S. Borrower.

C.	The U.S. Borrower has given notice to the Administrative Agent of its intention, pursuant to such Section 2.23 and with the consent of the Increasing Lenders, to increase the Total U.S. Commitments from $180,000,000 to $205,000,000.

     Accordingly, the parties hereto agree as follows:

     Section 1. Increase of Total U.S. Commitment. Pursuant to Section 2.23 of the Credit Agreement, the amount of Total U.S. Commitment is hereby increased from $180,000,000 to $205,000,000. Each Increasing Lender’s U.S. Commitment, after giving effect to this Agreement is set forth on Schedule 1 attached hereto and incorporated herein for all purposes.

     Section 2. Increasing Lenders. Each Increasing Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 3.05 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the

Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) represents that the execution and delivery of this Agreement by such Increasing Lender is duly authorized, and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

     Section 3. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction or waiver of the following:

     (a) the Administrative Agent shall have received counterparts of, or telecopied signature pages of, this Agreement executed by the U.S. Borrower, the U.S. Subsidiary Guarantors and the Increasing Lenders;

     (b) if requested by any Increasing Lender, the Administrative Agent shall have received a promissory note in the amount of its U.S. Commitment as increased hereby;

     (c) the Administrative Agent shall have received, on behalf of themselves, the Lenders and the Issuing Banks, a favorable written opinion of Vinson & Elkins L.L.P., U.S. counsel for the U.S. Borrower and the U.S. Subsidiary Guarantors, in form and substance reasonably satisfactory to the Administrative Agent;

     (d) the Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the U.S. Borrower and each U.S. Subsidiary Guarantor certifying (i) that there have been no changes to the certificate of incorporation, including all amendments thereto, and the by-laws of such Loan Party since the Closing Date and (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the increase in the Total U.S. Commitment and the borrowings relating thereto, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and

     (e) the Borrower shall have paid to the Administrative Agent (i) for its own account, the fees set forth in the Administrative Agent Fee Letter and (ii) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent).

     Section 4. Representations and Warranties. The U.S. Borrower hereby represents and warrants that

     (a) the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date;

     (b) each Borrower and each other Loan Party are in compliance with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document

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on its part to be observed or performed, and at the time hereof and immediately thereafter, no Event of Default or Default shall have occurred and be continuing; and

     (c) there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or prospects of the Borrowers and the Subsidiaries, taken as a whole, since December 31, 2002.

     Section 5. Consents. Each of the U.S. Subsidiary Guarantors and the Canadian Borrower hereby consent to the increase in the Total U.S. Commitment effectuated hereby.

     Section 6. Governing Law; Credit Document. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement is a “Loan Document” for all purposes.

     Section 7. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     Section 8. Expenses. The U.S. Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OIL STATES INTERNATIONAL, INC.

by	/s/ CINDY B. TAYLOR
Name: Cindy B. Taylor
Title: Senior Vice President & CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender and Administrative Agent

by	/s/ ERIC R. HOLLINGSWORTH
Name: Eric R. Hollingsworth
Title: Vice President

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

SCOTIABANC INC., as an Increasing Lender

by	/s/ WILLIAM E. ZARRETT
Name: William E. Zarrett
Title: Managing Director

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

ROYAL BANK OF CANADA, as an Increasing Lender

by	/s/ LORNE GARTNER
Name: Lorne Gartner
Title: Authorized Signatory

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

BANK ONE, NA, as an Increasing Lender

by	/s/ DIANNE L. RUSSELL
Name: Dianne L. Russell
Title: Director

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

CALYON NEW YORK BRANCH, as an Increasing Lender

by	/s/ OLIVIER AUDEMARD
Name: Olivier Audemard
Title: Managing Director

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch as an Increasing Lender

by	/s/ JAMES MORAN
Name: James Moran
Title: Director

by	/s/ DENISE ALVAREZ
Name: Denise Alvarez
Title: Associate

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

THE TORONTO-DOMINION BANK, as an Increasing Lender

by	/s/ STEPHEN D. WANNAMAKER
Name: Stephen D. Wannamaker
Title: Vice President, Credit Risk Management

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

SOUTHWEST BANK OF TEXAS, N.A., as an Increasing Lender

by	/s/ ROSS BARTLEY
Name: Ross Bartley
Title: Assistant Vice President

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

BARCLAYS BANK PLC, as an Increasing Lender

by	/s/ L. PETER YETMAN
Name: L. Peter Yetman
Title: Director

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

A - Z TERMINAL CORPORATION
GENERAL MARINE LEASING, LLC
HWC ENERGY SERVICES, INC.
HWC LIMITED
HYDRAULIC WELL CONTROL, LLC
OIL STATES MANAGEMENT, INC.
SOONER HOLDING COMPANY
SOONER INC.
SOONER PIPE INC.
CAPSTAR DRILLING, LP, L.L.C.
By:	HWC Energy Services, Inc.
its general partner
CAPSTAR DRILLING, GP, L.L.C.
By:	HWC Energy Services, Inc. its sole member
SPECIALTY RENTAL TOOLS & SUPPLY, L.P.
By:	HWC Energy Services, Inc. its general partner
CAPSTAR DRILLING, L.P.
By:	Capstar Drilling GP, L.L.C., its general partner
By:	HWC Energy Services, Inc., its sole member
SPECIALTY RENTAL TOOLS & SUPPLY, L.P.
By:	Capstar Drilling GP, L.L.C., its general partner
By:	HWC Energy Services, Inc., its sole member

Each by:	/s/ CINDY B. TAYLOR
Cindy B. Taylor, Senior Vice President

OIL STATES SKAGIT SMATCO, LLC
OIL STATES INDUSTRIES, INC.

Each by:	/s/ ROBERT W. HAMPTON
Robert W. Hampton, Vice President and Assistant Secretary

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

CROWN CAMP SERVICES, INC.

By:	/s/ MARK MENARD
Mark Menard,
Chief Financial Officer and Treasurer

PTI GROUP INC.

By:	/s/ MARK MENARD
Mark Menard,
Chief Financial Officer and Treasurer

Signature Page to Incremental Assumption Agreement – Oil States International, Inc.

Schedule 1

U.S. Commitments

	Existing U.S.	New U.S.
U.S. Lenders	Commitment	Commitment
Wells Fargo Bank Texas, National Association	$35,000,000	$41,209,937.14
Royal Bank of Canada	$15,000,000	$18,033,848.31
Hibernia National Bank	$25,000,000	$25,000,000.00
Bank One, NA	$15,000,000	$17,082,500.00
Calyon New York Branch	$25,000,000	$28,970,111.02
Scotiabanc Inc.	$5,000,000	$5,694,444.44
Credit Suisse First Boston	$10,000,000	$11,388,888.89
Southwest Bank of Texas, N.A.	$15,000,000	$19,663,302.57
The Toronto-Dominion Bank	$5,000,000	$5,956,967.63
Bank of Scotland	$15,000,000	$15,000,000.00
Barclays Bank PLC	$15,000,000	$17,000,000.00

TOTAL	$180,000,000	$205,000,000.00